Contents
Commentary
Investment Commentary	ii

Quarterly Report to Shareholders
President’s Letter	1
Performance Information	3
Portfolio of Investments	11

ii	Investment Commentary

Legg Mason Opportunity Trust

Opportunity Trust’s total returns for the three months ended September 30, 2008 are shown below with the total returns of several comparable indices. In addition, we have provided one, three, five-year and since-inception total returns for the periods ended September 30, 2008.

			Average Annual Total Returns
	Three Months	One Year	Three Years	Five Years	Since InceptionA
Opportunity Trust:
Primary Class	–21.15%	–47.76%	–12.84%	–2.50%	+1.45%
Class R	–21.22%	–47.64%	N/A	N/A	–26.68%
Financial Intermediary Class	–21.02%	–47.38%	–12.22%	N/A	–4.65%
Institutional Class	–20.97%	–47.21%	–11.92%	–1.47%	+2.04%
S&P 500 Stock Composite IndexB	–8.37%	–21.98%	+0.22%	+5.17%	–0.94%
Dow Jones Industrial AverageC	–3.72%	–19.85%	+3.31%	+5.62%	+1.50%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmason.com/individualinvestors; for Class R, Financial Intermediary Class and Institutional Class please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The expense ratios for the Primary Class, Class R, Financial Intermediary Class and Institutional Class were 2.43%, 2.17%, 1.74%, and 1.39%, respectively. The expense ratios represent the Fund’s total annual operating expenses for each share class for the fiscal year ended December 31, 2007, as indicated in the Fund’s prospectus dated May 1, 2008. These expenses include management fees, 12b-1 distribution and service fees and other expenses.

The Fund’s Board of Directors has currently limited payments of 12b-1 fees under the Fund’s Class R and Financial Intermediary Class Distribution Plans to 0.50% and 0.25%, respectively. Pursuant to each Distribution Plan, the Board of Directors may authorize payment of up to 0.75% and 0.40% of the Fund’s Class R and Financial Intermediary Class shares’ average net assets, respectively, without shareholder approval.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	iii

Dear Shareholder,

As you know only too well, the world is in the midst of a global financial crisis of epic proportions. Everyone invested in anything other than cash or U.S. Treasuries has suffered grievous losses. All of the major stock markets around the world are down 30% to 40% or more year-to-date, even after the 10% rally last week. Previously hot markets such as China are down over 60%. There is some evidence that the crisis is beginning to abate, as credit spreads have begun to come in, and credit markets are beginning to function better. But the system is still very fragile and the economic news is likely to be pretty grim the next few months.

People have fled from anything that is perceived to have risk, driving prices of long-term investment securities to levels that appear to offer extraordinary value, yet few are interested, except Warren Buffett and a smattering of other hardy investors who have been stockpiling cash the past few years.

This period has been particularly difficult for us at Legg Mason Capital Management, as we have performed very poorly relative to both the market and our history. As investors in our funds, we share both the disappointment and the losses you have suffered. This is our first period of extended underperformance in 18 years, and its depth makes it especially painful to all of us who have invested in our products. The fact that all investors have gone through periods of substantial underperformance is of little consolation. We have not met your expectations or our own, and we apologize for that.

As we did 18 years ago when we last performed so poorly, we have intensively examined the investment environment of the past two and a half years, the decisions we made and our reasons for doing so. Now, as then, we have identified strategies at both the level of individual securities and portfolio construction that we believe will help us improve our relative performance if we encounter similar conditions again. It was our analysis of our only other previous period of sustained underperformance that we believe ushered in our extended period of outperformance, which enabled us to largely avoid the problems so many value investors had in the mid and late 1990s. While of course there are no guarantees, I believe we will return to our previous history of providing shareholders and clients with long-term returns they are happy with.

We remain committed to our value-oriented investment philosophy and process. And we remain committed to doing our best to provide above-average investment returns to our shareholders in the years to come.

This letter will address our view of the current financial crisis, and some thoughts on the current investment environment. One feature of this crisis is that it has been moving so fast recently that something written one week is out of date the next. I had planned on writing about the third quarter, but the market collapse in October has rendered anything said about the third quarter obsolete.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

iv	Investment Commentary

The Current Crisis

The current crisis is in its second year, and it is only in the past 30 days that effective policies to deal with it are finally being implemented. The policy response prior to this can only be described as disastrous, culminating in the decision to let Lehman Brothers go bankrupt, a decision widely and, we believe, correctly seen to have been a mistake of historic proportions. This decision created a whole new crisis in the global credit markets, which, combined with the existing housing-related crisis, brought the financial system to the point of collapse.

I think the Treasury, up until very recently, must have been operating under the motto of Boris Johnson, mayor of London, who said, “My friends, as I have discovered myself, there are no disasters, only opportunities. And, indeed, opportunities for fresh disasters.”

That of course, applies to us as well. General Douglas MacArthur has famously remarked that every military disaster can be summed up in two words: “Too late.”

That certainly applies to this crisis and to our response to it. The authorities and we were too late to recognize the scope and seriousness of the unfolding crisis, and too late to take the appropriate action. When Federal Reserve Board Chairman Ben Bernanke and others repeatedly said the crisis was contained, we thought that the probabilities were that it was – they had far more information and far more resources than anyone in the private sector to make that judgment. We were both wrong.

This is not the venue for a complete analysis of policy failures, nor is it my desire to blame policymakers for their errors. I have made enough mistakes in this market of my own, chief among them recognizing how disastrous the policies being followed were, yet not taking maximum defensive measures, believing that the policies would be reversed or at least followed by sensible ones before things got completely out of control. In this market, our long-term orientation and optimism about the future have not served us well.

I believe the present phase of the crisis was initiated by the politically popular but, in my judgment, economically disastrous decision to nationalize Fannie Mae and Freddie Mac (the GSEs)D on September 7. The best analysis of this, in my view, has been done by U.K.-based journalist and economist Anatole Kaletsky of GaveKal Research, whose two papers, “The Unintended Consequences of Mr. Paulson,” and “The Financial Doomsday Machine,” are required reading, in my opinion. Some of the more historically minded of you may recognize the title of the first as harking back to JohnMaynard Keynes’s 1925 work, “The Economic Consequences of Mr. Churchill.”

The stock market had been recovering from its July 15 low, with the S&P 500 Stock Composite Index (S&P 500) rising nearly 100 points by the end of August. Even the GSE stocks had been rising. Then the seizure happened, and a bit over a week later

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	v

Lehman went bankrupt, Merrill was sold to Bank of America, and AIG was “rescued,” again nearly wiping out shareholders. The day after the GSEs were seized, AIG stock was $24. Eight days later it opened at $1.85.

The GSE nationalization created what Karl Marx would have called a “contradiction” in the capitalist system. The contradiction was that the government repeatedly said financial institutions needed more capital, and that it wanted private capital to solve the problem. But the government also indicated that if it needed to provide additional assistance in the future, then shareholders who had provided capital should be completely or mostly wiped out. Private capital will not be forthcoming if it believes it is the policy of the government to wipe it out should intervention later be necessary. Still, prior to the seizure, there had been enough private capital around to put large amounts of money into Merrill Lynch, AIG, and Lehman. But when the government preemptively seized the GSEs, not because they needed capital and could not get it (Fannie Mae had $14 billion in excess capital, and Freddie Mac several billion above regulatory requirements), but because the government believed they would run out in the future, then shareholders of every other institution that needed or was perceived to need capital did the only rational thing they could do – sell, in case the government decided to preemptively wipe them out as well.

This made it effectively impossible for any institution, except those who manifestly did not need it, to raise capital. John Thain at Merrill recognized this immediately and salvaged something for Merrill shareholders. The bankruptcy of Lehman, though, ushered in a whole new stage of the crisis.

Heretofore, when financial institutions failed or were seized, their creditors suffered no losses. Bear Stearns creditors were protected, as were those of the GSEs. Lehman, though it was twice the size of Bear Stearns, was allowed to go bankrupt. Creditors who had investment-grade paper on Friday had worthless paper on Monday, leading the oldest money market fund, the Reserve Fund, to “break the buck,” and precipitating a complete freezing up of all short-term credit markets as no one knew whose paper could be trusted.

As I noted earlier, this now seems to be recognized as a monumental policy error. (I think it is still widely held that the GSE seizure was good policy, though. If so, it is awfully difficult to account for the financial collapse of all those institutions so close on the heels of what was supposed to be a confidence-building policy decision.) This is not the place for further discussion of the aftermath of Lehman. The question for investors is, where are we now and what of the present policy?

The Troubled Asset Relief Program (TARP)E , although hastily conceived and in its initial configuration designed to buy assets from financial institutions, was broad enough in its powers to allow it to be modified on the fly. It has now taken on a very sensible and positive form, in my opinion, and one that is likely to be part of a successful effort to restore some confidence and stability to the financial system.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

vi	Investment Commentary

The most important changes in the program were two: (1) putting capital into the banks directly, where it can be leveraged, and, (2) doing so on terms that are shareholder-friendly, which will encourage private capital to invest as well. $250 billion of capital for financials at a typical leverage ratio of 10-to-1 means the system will have around $2.5 trillion to invest in loans or securities. For some perspective, the entire market for mortgages on new and existing homes in the U.S. this year should be about $1.5 trillion. Gross domestic product (GDP) is about $12 trillion, so we are talking about an impact equal to 20% of GDP. This program may also be extended to include major insurance companies.

The most important part of TARP was not its size, but its terms. For the first time, the Treasury is injecting capital into financial institutions without requiring that shareholders be mostly wiped out. The interest rate on the preferred shares, combined with the effective cost of the warrants, provides capital on sufficiently attractive terms that most institutions will avail themselves of it. Most importantly, it signals that it is OK to invest in at least those financials eligible for TARP, as partners instead of victims of the government.

This program, combined with the coordinated efforts of the Federal Reserve Board (Fed)F and other global authorities to guarantee bank deposits and bank debt, to buy commercial paper directly, along with many other efforts, are, in my opinion, (finally) sensible policies and should begin to restore confidence to the system.

The goal of policy, indeed the reason we have institutions such as the Fed and the Treasury, is to promote stability and confidence in the financial system. The current crisis would not have reached anything approaching its current form if they had pursued policies that accomplished that.

The core of the problem is nicely captured by a story Berkshire Hathaway’s Charlie Munger tells about a little boy who lived on a farm and was in school when the teacher posed the following problem: “If there are nine sheep in a pen and one runs out, how many sheep are left?” The class all responded “eight” except for the little boy who said, “No, zero.” The teacher said, “I can see you don’t know anything about arithmetic.” To which the little boy replied, “I can see you don’t know anything about sheep.”

With the GSEs, the Treasury took them out of the pen and thought that all the other sheep would remain. But we sheep realized that if they killed the shareholders of the GSEs preemptively, they would also kill the shareholders of Lehman, AIG, and any other financial institution that needed or was even perceived to need money, and we all stampeded from the pen.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	vii

(As an aside, what would good policy have looked like in that case? Just like TARP: senior preferred shares at some reasonable rate, warrants for some percentage of the equity amount of the preferred. Even better, to minimize risk to the taxpayer, let private capital invest alongside the government on the same terms. We proposed just such a policy with respect to the GSEs, but the Treasury ignored it, having apparently already decided to wipe shareholders out.)

I think the problem has been that the authorities have been trying to get the arithmetic right on such questions as: What should the spread between GSE debt and Treasuries be? What level of Fed funds provides enough liquidity without raising inflationary expectations? How much capital does the banking system need? And so on. All the while, they had been pursuing policies causing all the sheep to run out of the pen. What needs to be done is to pursue policies that get the sheep back into the pen, that get investors out of cash and into risk-based assets. The current policies are a start, but much more could be done.

We saw in the last week of October signs that the worst of the crisis may be over. If it persists, though, or gets worse, then more will need to be done.

Here are two suggestions: First, in order to get people out of cash and into stocks, corporate bonds, and real estate – into long-term assets – Congress could create a one- year window where any purchase of such assets, provided they were held for at least a year, would be free of capital gains taxes. If you buy a house, or a stock, or a bond, in the next year, and hold it for at least a year, it will be forever free of capital gains taxes. This would cause a flood of money to return to long-dated assets, restoring value to people’s savings, 401(k) plans, etc. It would be temporary and short-lived, but enough to see us through the present crisis and help restore confidence. Given the scale of losses in the past years, capital gain receipts are going to be minimal compared to the past. A temporary program such as this would likely increase government revenues in the short run as people realize gains now in order to reinvest tax free. People would have an incentive to become truly long-term investors, since if they sell the asset after one year, the proceeds would have to be reinvested under whatever capital gains tax regime was then in effect. The only way to avoid future taxes would be to hold the asset as long as possible.

Second, in order to bring down mortgage rates sharply and greatly increase the demand for housing, the government could offer to swap GSE paper for Treasuries on a one-to-one basis. There is currently about a 200 basis point (bps)G difference between the yields on the two, despite both being guaranteed by the government. The Treasury or the Fed could swap the expensive asset for the cheap one, creating an instant capital gain for holders of GSE paper, and spreads would collapse as buyers arbitraged away the difference. This would accelerate the stabilization of housing as mortgage rates dropped and refinancings increased.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

viii	Investment Commentary

This is a collateral-driven crisis, not a liquidity crisis. It was caused by the drop in housing prices, housing being the collateral for mortgages, the single largest pool of credit. Mortgages in turn are the collateral for mortgage-backed securities, which in turn have been sliced into ever more complex instruments. Now no one has confidence in collateral values, which is why credit markets are frozen.

The continued sell-off in global equities is particularly ominous, as equity is the ultimate collateral underlying the system. As equity values erode, everyone from ratings agencies to the average person on the street begins to question whether there is enough equity to backstop the system’s obligations. This leads to ratings downgrades and calls for more equity and for everyone from pension plans to hedge funds to mutual funds to insurance companies to convert long-term assets of uncertain value such as equities into short-term assets of certain value such as cash. Liquidity becomes king. But as Keynes so correctly noted over 70 years ago, there is no liquidity for the system as a whole.

It is imperative that collateral values be stabilized, including the value of equity. As equity is a residual, this ought to happen automatically once confidence begins to return to the system. Left to its own devices, the market will find an equilibrium value, but again as Keynes noted and modern economics has shown, there are many places where the economy and markets might settle, and some of these are consistent with a world of poverty and misery, an outcome no one wants.

It is not the government’s job to make stocks go up or to target any particular level of equity values. It is the government’s job to promote stability and confidence and to break the cycle of fear and panic now gripping global markets, so that equities can find whatever value is reasonable. Few sensible people believe today’s values represent anything approaching a reasonable approximation of the present value of the future free cash flows of long-dated assets.

The Current Investment Environment

What should one make of an investment environment where the major indices are down 30% to 50% or more, credit markets are completely disrupted, housing prices are falling for the first time in 70 years, bond spreads are at record highs, consumer confidence has plunged, and fear is palpable? If you have been hoarding cash waiting for the collapse, you feel vindicated, maybe even gleeful. If, like many of us, you have been carefully acquiring assets, building up capital, investing for the long term, trying to ignore market fluctuations, you feel sick, maybe even disillusioned, at the scale of the losses to date.

There is little dispute among knowledgeable investors that U.S. (and global) equities are extraordinarily attractive on a wide variety of measures based on historical standards. The worry is they may go a lot lower before they eventually recover, as the current crisis unfolds and as the economy undoubtedly gets worse. This worry is legitimate. After all,

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	ix

to most of us, stocks seemed quite cheap at the end of September, and now they are a whole lot cheaper. So what to do? The data indicate there is now a mountain of cash on the sidelines, enough in money market funds to buy about half the market capitalization of the S&P 500.

One of the most important bullish signs has been little remarked upon. The monetary base, which consists of cash in circulation or in banks, had been decelerating during the entire time the Fed had supposedly been injecting liquidity into the system since last August. Thus, the amount of what economist Milton Friedman called high-powered money to stimulate the economy was decelerating, and so was the economy as the crisis continued. Now, though, the base is exploding as the Fed has finally turned up the liquidity pump. Since just after the GSE seizure, the Fed began expanding the monetary base, so far by over $300 billion, an unprecedented increase. It takes a while for all that liquidity to find its way into the system, but find it, it should, and the transmission mechanism is typically through capital markets first. As it does so, the odds are very good that credit spreads will begin to decline sharply and equity prices rise.

It is an old cliché that they don’t ring a bell at the tops and bottoms of markets, but it is not entirely true. Occasionally someone climbs up in the belfry and does just that, as a public service, but knowing that few are likely to heed the bell. That someone is Warren Buffett, and the reason he is one of the richest men in the world is that he understands asset values and human behavior as it relates to those values better than anyone. In 1974, which prior to now was the worst bear market since the 1930s and the best buying opportunity since then, he recognized that the values were compelling and advised that the time was right to start investing. In 1999, he warned that prices were very high and future rates of return likely to be far below normal. Sure enough, the trailing 10-year return on stocks is now negative, something seen only a few times in history, and an event that has historically heralded strong returns over the next 10 years. Mr. Buffett has returned to the belfry to ring the bell again, with his October 17 New York Times piece saying to buy American stocks, that the values are once again exceptional. His partner, Charlie Munger, has also recently remarked that we are setting the stage for a 10- or 15-year bull market. Once again, few are paying heed.

We are.

Opportunity Trust Portfolio Comments

Our portfolio has performed worse than most others, and worse than I would have imagined, in this current financial crisis. It has suffered from my overall optimism, long-term orientation, and inability to anticipate the depth and duration of the financial crisis in time to take proper action to mitigate losses. I seem to have embodied the remark of Boris Johnson about creating new disasters from seeming opportunities so far this year. While we did reduce our bank borrowings in the third quarter, we continued to own many companies with substantial operating and financial leverage and had too few shorts to reduce volatility and benefit significantly from the market’s decline.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

x	Investment Commentary

That said, I believe that the market now abounds with more opportunities than most of us have seen or are likely to see again in our lifetimes, and if we are able to capture them, we believe the future has never looked better for your investment in our Fund.

The best risk-adjusted rates of return in the current market environment are in credit instruments, in my opinion, though these do not necessarily represent the best absolute return opportunities. MGM, the hotel and gaming company controlled by the great investor Kirk Kerkorian, traded at over $90 per share last December. Last week it traded at under $9 briefly, as the stock was engulfed by fears about its ability to access frozen credit markets. At the end of the week, the company sold the first high-yield issue to come to market in over a month, raising $750 million by issuing a bond with a 13% coupon secured by a first mortgage on its New York New York casino property. This is an exceptionally attractive piece of paper in my opinion, one that is now yielding almost 15% (after dropping Friday) for the next five years, compared to a yield of under 3% for 5-year Treasuries. This pricing indicates the fear now gripping the credit markets (contrast MGM’s 13% mortgage rate to the 6% or so you might be paying on your home mortgage). In the unlikely event the company is not able to pay off or refinance this note or other debt coming due – MGM is the largest customer in the world of Bank of America, with whom its relations appear to be excellent –, in my opinion, an investor is well protected by the underlying property values. While this is a wonderful piece of paper, as soon as it became clear the company could issue it, the stock soared 60%, nicely illustrating both the opportunities and the dilemma for investors in this market.

There is of course no reason one has to pick either equity or debt. Our Fund can own both, and we have been diligently searching across the investment landscape for the best opportunities. We have covered all shorts at these levels of the market.

One consequence of the global collapse that has occurred in this financial crisis is that in the panic to raise cash and sell long-term assets in favor of short-term safety, almost everything has gone down, regardless of its merits, risks, value, or vulnerability to the economic slowdown now underway and likely to intensify. That provides investors with a wonderful opportunity to sort out long-term winners from those companies whose business models or prospects are likely to be challenged by the end of the post-war credit cycle. Usually in markets, the winners are visible and priced accordingly. This financial panic has provided us with a chance to redeploy capital quite advantageously, and we expect to avail ourselves of it.

The last time the market performed this poorly was in the 1930s, and I recently looked at that period to see what might be relevant to the situation today. As I have written before, the great economist (in fact polymath) John Maynard Keynes was also a great investor, one of the first to embrace the value investing principles of long-term

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	xi

thinking, careful analysis, working within one’s circle of competence, and focusing on a few businesses or industries one knows well. Keynes in the 1930s sounds more like Warren Buffett today than does famed investor Ben Graham in the 1930s.

Keynes compiled a brilliant record over his career, but also suffered periods of severe personal and professional losses (unlike Buffett!) in the market, and found himself more than once having to defend himself before investment committees as a result of dramatic portfolio losses.

I thought it might be instructive to end with a few excerpts from his writings at that time, a time quite similar to this in the magnitude of the losses and investors’ loss of confidence.

Here are some thoughts from a letter Keynes wrote in September 1931 discussing the investment policy of an insurance company portfolio that he was responsible for:

“I completely agree that the prospect seems to be for deflationary pressure. Yet, all the same, I believe that a drastic clearance would be a mistake. My chief reasons are these:

•	The tendency of deflation will be sooner or later towards very cheap money.

•

Many individual prices already much more than discount anything that has happened up to date. Markets are even worse for panic reasons bred out of uncertainty than they ought to be on reasoned grounds.

•	Many of the things one would pick out to sell are not saleable at all on any reasonable terms.

•	It is so difficult to predict what is ahead, though there might be a complete turn-about for reasons at present quite unforeseeable.

•	Some of the things which I vaguely apprehend are, like the end of the world, uninsurable risks and it is useless to worry about them.

•

If we get out, our mentality being what it is, we shall never get in again until much too late and will assuredly be left behind when the recovery does come. If the recovery never comes, nothing matters.

•	From the point of view of our credit etc., a recovery which we failed to share would be the worst thing conceivable.

•

I hesitate before the consequences of the doctrine that institutions should aggravate the bear tendency by hurrying each to be in front of the other in clearing out, when a general clearing out is by the nature of things impossible. General action along these lines, which are dangerously near, would bring the whole system down. I believe that there are times when one has to remain in the procession and not try to cut in.”

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

xii	Investment Commentary

We appreciate your support during these very difficult times and, as always, welcome your comments.

Bill Miller, CFA

November 12, 2008

DJIA: 8,282.66

A

The Fund’s Primary Class inception date is December 30,1999. The Fund’s Class R inception date is December 28, 2006. The Fund’s Financial Intermediary Class inception date is February 13, 2004. The Fund’s Institutional Class inception date is June 26, 2000. Index returns are for periods beginning December 31, 1999. Although it is not possible to invest in an index, it is possible to purchase investment vehicles designed to track the performance of certain indices.

B	S&P 500 Composite Index — A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market.
C	Dow Jones Industrial Average — A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting dividends on a monthly basis.
D

GSEs, or government sponsored enterprises, are privately held corporations with public purposes created by the U.S. Congress to reduce the cost of capital for certain borrowing sectors of the economy. Members of these sectors include students, farmers and homeowners.

E

A government program created for the establishment and management of a Treasury fund, in an attempt to curb the ongoing financial crisis of 2007-2008. The fund was created by a bill that was made law on the 3rd of October 2008 with the passage of H.R. 1424 enacting the Emergency Economic Stabilization Act of 2008.

F

The Federal Reserve Board (Fed) is charged with, among other things, managing the nation’s monetary policy by influencing the monetary and credit conditions in the economy in pursuit of maximum employment, stable prices, and moderate long-term interest rates.

G	100 basis points (bps) = 1%.

N/A — Not applicable.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	xiii

Investment risks: Investment in shares of this Fund is more volatile and risky than some other forms of investment. Investments in securities that involve special circumstances may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns. The Fund may suffer significant losses on assets that the Fund sells short. Unlike the possible loss on a security that is purchased there is no limit on the amount of loss on an appreciating security that is sold short. This Fund can invest in debt securities, which can be subject to interest rate, credit, and inflation risk. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

As a “non-diversified” fund, an investment in the Fund will entail greater price risk than an investment in a diversified fund because a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund’s portfolio. International investments are subject to currency fluctuation, social, economic and political risks. Smaller companies may involve higher risk than a fund that invests in larger, more established companies. Bonds are subject to a variety of risks including interest rate, credit and inflation. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment. All investments are subject to risk including loss of principal. Past performance is no guarantee of future results.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and the portfolio manager, Legg Mason Opportunity Trust, and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by the portfolio manager, Legg Mason Opportunity Trust or Legg Mason Investor Services, LLC as to its accuracy or completeness.

References to particular securities are intended only to explain the rationale for the Adviser’s action with respect to such securities. Such references do not include all material information about such securities, including risks, and are not intended to be recommendations to take any action with respect to such securities.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Quarterly Report to Shareholders	1

To Our Shareholders,

We are pleased to provide you with Legg Mason Opportunity Trust’s report for the quarter ended September 30, 2008.

Total returns for various periods ended September 30, 2008 are:

	Total Returns
	3 Months	1 Year
Opportunity Trust:
Primary Class	–21.15%	–47.76%
Class R	–21.22%	–47.64%
Financial Intermediary Class	–21.02%	–47.38%
Institutional Class	–20.97%	–47.21%
S&P 500 Stock Composite IndexA	–8.37%	–21.98%
Dow Jones Industrial AverageB	–3.72%	–19.85%
Value Line IndexC	–1.02%	–22.13%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmason.com/individualinvestors; For Class R, Financial Intermediary Class and Institutional Class, please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The market environment of the past six months has been among the most challenging seen by equity investors for generations. Concerns about our global financial system and the health of the global economy have negatively affected virtually all asset classes, including of course U.S. equities.

As fellow shareholders of the Fund, we understand the concerns created by market turmoil and declining prices. While no one can predict with certainty when the current crisis will end, we are heartened by the recent actions of the U.S. government to support

A

A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indices.

B	A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a monthly basis.
C	Composed of approximately 1,700 stocks, this index is a geometric average of the daily price percentage change in each stock, covering both large- and small-capitalization companies.

2	Quarterly Report to Shareholders

and repair our financial system. In the enclosed report, Opportunity Trust portfolio manager Bill Miller analyzes some of the factors contributing to this extraordinary environment and reflects on the advice of legendary value investor Warren Buffett in times of market distress.

We continue to believe in the resiliency of the U.S. economy. We believe that turmoil and downturn will eventually be followed by recovery and appreciation. And we believe in the long-term potential of our equity markets to provide rewards to patient investors. We remain committed to helping you, our shareholders, build wealth over the long term.

Information about the Fund’s performance over longer periods of time is shown in the Performance Information section within this report. For more information about the Fund share classes included in this report, please contact your financial advisor.

Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

On behalf of the Board and the entire team at Legg Mason, we appreciate your support.

Sincerely,

John F. Curley, Jr.	Mark R. Fetting
Chairman	President

November 12, 2008

Quarterly Report to Shareholders	3

Performance Information

Legg Mason Opportunity Trust

The graphs on the following pages compare the Fund’s total returns to the S&P 500 Stock Composite Index. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in each of Class R, Financial Intermediary Class and Institutional Class for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The lines representing the securities market index do not include any transaction costs associated with buying and selling portfolio securities in the index or other administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

4	Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class

Periods Ended September 30, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	–47.76%	–47.76%
Five Years	–11.89%	–2.50%
Life of Class*	+13.44%	+1.45%

*	Inception date: December 30, 1999

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index returns are for periods beginning December 31, 1999.

Quarterly Report to Shareholders	5

Growth of a $1,000,000 Investment — Class R

Periods Ended September 30, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	–47.64%	–47.64%
Life of Class*	–42.01%	–26.68%

*	Inception date: December 28, 2006

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	Index returns are for periods beginning December 31, 2006.

6	Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Financial Intermediary Class

Periods Ended September 30, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	–47.38%	–47.38%
Life of Class*	–19.80%	–4.65%

*	Inception date: February 13, 2004

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

C	Index returns are for periods beginning January 31, 2004.

Quarterly Report to Shareholders	7

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended September 30, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	–47.21%	–47.21%
Five Years	–7.15%	–1.47%
Life of Class	+18.19%	+2.04%

*	Inception date: June 26, 2000

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

D	Index returns are for periods beginning June 30, 2000.

8	Quarterly Report to Shareholders

Performance Information — Continued

Sector Diversification September 30, 2008 (Unaudited)E

% of Net Assets
Consumer Discretionary	31.3%
Financials	19.1
Health Care	4.9
Industrials	3.6
Information Technology	14.9
Investment Funds	7.3
Telecommunication Services	15.0
Utilities	2.9
Short-Term Investments	2.4

Total Investment Portfolio	101.4
Other Assets Less Liabilities	(1.4)

100.0%

Top Ten Holdings (as of September 30, 2008)

Security	% of Net Assets
Amazon.com Inc.	7.7%
Level 3 Communications Inc.	7.2%
NII Holdings Inc.	5.5%
Eastman Kodak Co.	4.1%
Red Hat Inc.	4.1%
Health Net Inc.	4.0%
Yahoo! Inc.	3.8%
Expedia Inc.	3.3%
The Ryland Group Inc.	3.2%
Assured Guaranty Ltd.	3.1%

E	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time. Does not include short positions.

Quarterly Report to Shareholders	9

Selected Portfolio Performance F

Strongest performers for the quarter ended September 30, 2008G
1.	UAL Corp.	+68.4%
2.	Meritage Homes Corp.	+62.8%
3.	Pulte Homes Inc.	+45.5%
4.	MannKind Corp.	+28.7%
5.	Lennar Corp.	+24.6%
6.	The Ryland Group Inc.	+22.3%
7.	Centex Corp.	+21.6%
8.	AmeriCredit Corp.	+17.5%
9.	Eastman Kodak Co.	+6.6%
10.	CIT Group Inc.	+3.4%

Weakest performers for the quarter ended September 30, 2008G
1.	iStar Financial Inc.	–78.8%
2.	National City Corp.	–63.2%
3.	The AES Corp.	–39.2%
4.	Sprint Nextel Corp.	–35.8%
5.	Sun Microsystems Inc.	–30.2%
6.	Convera Corp.	–29.6%
7.	Chimera Investment Corp.	–29.3%
8.	Monster Worldwide Inc.	–27.7%
9.	Red Hat Inc.	–27.2%
10.	NII Holdings Inc.	–20.2%

F	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.
G	Securities held for the entire quarter. Does not include short positions or illiquid holdings.

10	Quarterly Report to Shareholders

Performance Information — Continued

Portfolio ChangesH

Securities added during the quarter	Securities sold during the quarter
Assured Guaranty Ltd.	Ambac Financial Group Inc.
Boyd Gaming Corp.	ArcelorMittal, Class A
Delta Air Lines Inc.	Beazer Homes USA Inc.
Genworth Financial Inc.	Co. Invest Hamlet Holdings B LLC
JPMorgan Chase and Co.	Cleveland-Cliffs Inc.
MBIA Inc.	Crocs Inc.
Wachovia Corp.	Exide Technologies
XL Capital Ltd.	Fairfax Financial Holdings Ltd.
Healthsouth Corp.
Leap Wireless International Inc.
Lehman Brothers Holdings Inc.
Liz Claiborne Inc.
National City Corp. Pfd.
Netease.com – ADR
NetFlix Inc.
Pinnacle Entertainment Inc.
Radian Group Inc.
United States Steel Corp.
XM Satellite Radio Holdings Inc.

H	Does not include short positions added or sold during the quarter.

Quarterly Report to Shareholders	11

Portfolio of Investments

Legg Mason Opportunity Trust

September 30, 2008 (Unaudited)

	Shares/Par	Value
Common Stocks and Equity Interests — 99.0%

Consumer Discretionary — 31.3%
Hotels, Restaurants and Leisure — 2.3%
Boyd Gaming Corp.	2,000,000	$18,720,000
Fontainebleau Equity Holding LLC	2,083,333	16,354,164	A,B
Fountainebleau Resorts LLC 12.5% Pfd.	46,599	38,211,123	A,B

		73,285,287

Household Durables — 12.0%
Centex Corp.	5,500,000	89,100,000
Lennar Corp.	5,000,000	75,950,000
Meritage Homes Corp.	1,390,400	34,342,880	C
Pulte Homes Inc.	5,796,649	80,979,186
The Ryland Group Inc.	3,800,000	100,776,000	D

		381,148,066

Internet and Catalog Retail — 11.0%
Amazon.com Inc.	3,352,521	243,929,428	C,E
Expedia Inc.	6,950,300	105,019,033	C

		348,948,461

Leisure Equipment and Products — 4.1%
Eastman Kodak Co.	8,500,000	130,730,000

Media — 1.9%
Spot Runner Inc.	10,250,359	61,502,154	A,B,D

Financials — 19.1%
Capital Markets — 1.2%
Apollo Global Management	3,000,000	39,000,000	B,F

Commercial Banks — 1.1%
National City Corp.	11,185,030	19,573,802
Wachovia Corp.	4,200,000	14,700,000

		34,273,802

12	Quarterly Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Opportunity Trust — Continued

	Shares/Par	Value
Financials — Continued
Consumer Finance — 0.5%
AmeriCredit Corp.	1,405,347	$14,236,165	C

Diversified Financial Services — 3.8%
CIT Group Inc.	8,500,000	59,160,000
J.P. Morgan Chase and Co.	1,000,000	46,700,000
OANDA Corp.	710,721	14,612,424	A,B

		120,472,424

Insurance — 7.7%
Assured Guaranty Ltd.	6,000,000	97,560,000	D
Genworth Financial Inc.	4,500,000	38,745,000
MBIA Inc.	3,500,000	41,650,000
XL Capital Ltd.	3,700,000	66,378,000

		244,333,000

Real Estate Investment Trusts (REITs) — 2.2%
Chimera Investment Corp.	1,167,784	7,251,939
Ellington Financial LLC	2,500,000	50,600,000	A,B,C,D,F
iStar Financial Inc.	4,853,424	12,618,902

		70,470,841

Real Estate Management and Development — 2.6%
Domus Co. Investment Holdings LLC	95,000,000	71,250,000	A,B
HouseValues Inc.	4,590,087	12,163,731	C,D

		83,413,731

Health Care — 4.9%
Biotechnology — 0.9%
MannKind Corp.	7,013,353	27,071,543	C,D

Health Care Providers and Services — 4.0%
Health Net Inc.	5,400,000	127,440,000	C,D

Quarterly Report to Shareholders	13

	Shares/Par	Value
Industrials — 3.6%
Airlines — 2.2%
Delta Air Lines Inc.	4,000,000	$29,800,000	C
UAL Corp.	4,500,000	39,555,000

		69,355,000

Professional Services — 1.4%
Monster Worldwide Inc.	3,000,000	44,730,000	C

Information Technology — 14.9%
Computers and Peripherals — 1.0%
Sun Microsystems Inc.	4,439,400	33,739,440	C

Internet Software and Services — 6.5%
Ning Inc. Pfd.	7,796,420	52,313,978	A,B,D,G
Sermo Inc. Series C Cv. Pfd.	2,783,874	25,000,024	A,B,D,G
Yahoo! Inc.	7,000,000	121,100,000	C
Zillow Inc. Series C Pfd.	4,326,440	10,004,892	A,B,D,G

		208,418,894

Information Technology Services — 0.8%
Bill Me Later Inc. Pfd.	690,036	25,000,004	A,B,G

Software — 6.6%
CA Inc.	3,675,200	73,356,992
Convera Corp.	4,458,612	4,770,715	C,D
Red Hat Inc.	8,651,275	130,374,714	C

		208,502,421

Investment Funds — 7.3%
AP Alternative Assets, LP	3,750,000	35,625,000	B
Arience Capital Offshore Intermediate Plan
Fund, Ltd.	500,000	3,192,350	A,B
Arience Capital Partners I LP	33,341,400	51,709,177	A,B
Arience Capital Partners III LP	500,000	412,050	A,B
Aston Capital Partners LP	25,000,000	27,237,500	A,B

14	Quarterly Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Opportunity Trust — Continued

	Shares/Par	Value
Information Technology — Continued
Investment Funds — Continued
Lane Five Capital Partners	25,000,000	$20,065,000	A,B,D
Nomad Investment Co. LP	40,500,000	39,240,450	A,B
Omega Capital Partners LP	30,000,000	36,717,000	A,B
Pangaea One LP	20,610,350	18,565,804	A,B,D

		232,764,331

Telecommunication Services — 15.0%
Diversified Telecommunication Services — 7.2%
Level 3 Communications Inc.	84,975,191	229,433,016	C,D

Wireless Telecommunication Services — 7.8%
NII Holdings Inc.	4,644,293	176,111,590	C
Sprint Nextel Corp.	11,500,000	70,150,000	E

		246,261,590

Utilities — 2.9%
Independent Power Producers and Energy Traders — 2.9%
The AES Corp.	8,000,000	93,520,000	C

Total Common Stocks and Equity Interests (Cost — $3,855,314,199)		3,148,050,170

Repurchase Agreement — 2.4%
JPMorgan Chase and Co.
1.00%, dated 9/30/08, to be repurchased at $74,503,180 on 10/1/08 (Collateral: $76,100,000 Federal Home Loan Bank bond, 2.817%, due 9/10/09, valued $76,028,847)	$74,501,111	74,501,111

Total Repurchase Agreements (Cost — $74,501,111)		74,501,111

Quarterly Report to Shareholders	15

Value
Total Investments — 101.4% (Cost — $3,929,815,310)H	3,222,551,281
Other Assets Less Liabilities — (1.4)%	(44,243,040)

Net Assets — 100.0%	$3,178,308,241

Net Asset Value Per Share:
Primary Class	$8.79

Class R	$9.06

Financial Intermediary Class	$9.13

Institutional Class	$9.31

N.M. Not Meaningful.

A	Illiquid security valued at fair value under the procedures approved by the Board of Directors.
B	Restricted Security. Security is valued at fair value as determined in good faith under the procedures established by the Board of Directors.
C	Non-income producing.
D

As defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At September 30, 2008, the total market value of Affiliated Companies was $837,266,857, and the cost was $998,219,509.

E	All or a portion of this security is pledged as collateral for securities sold short. As of September 30, 2008, the total market value of pledged securities was $251,352,000.
F

Rule 144a Security — A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, represent 1.59% of net assets.

G	Convertible Security — Security may be converted into the issuer’s common stock.
H

Aggregate cost for federal income tax purposes is substantially the same as book cost. At September 30, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$521,883,784
Gross unrealized depreciation	(1,229,147,813)

Net unrealized depreciation	$(707,264,029)

ADR — American Depository Receipt

Pfd. — Preferred Stock

16	Quarterly Report to Shareholders

Schedule Of Securities Sold Short

Legg Mason Opportunity Trust

September 30, 2008 (Unaudited)

	Shares/Par	Value
Common Stocks and Equity Interests Sold Short — (4.6)%

Health Care — (2.0)%
Health Care Equipment and Supplies — (2.0)%
Intuitive Surgical Inc.	(260,000)	$(62,654,800)

Industrials — (2.6)%
Electrical Equipment — (2.5)%
First Solar Inc.	(425,000)	(80,286,750)

Marine — (0.1)%
DryShips Inc.	(100,000)	(3,549,000)

Total Common Stocks and Equity Interests Sold Short (Proceeds — $(167,361,197))		$(146,490,550)

Fund Information

Investment Manager

LMM, LLC

Baltimore, MD

Investment Adviser

Legg Mason Capital Management, Inc.

Baltimore, MD

Board of Directors

John F. Curley, Jr., Chairman

Mark R. Fetting, President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

Jennifer W. Murphy

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Officers

Marie K. Karpinski, Vice President and Chief Financial Officer

Gregory T. Merz, Vice President and Chief Legal Officer

Ted P. Becker, Vice President and Chief Compliance Officer

Wm. Shane Hughes, Treasurer

Susan C. Curry, Assistant Treasurer

William S. Kirby, Assistant Treasurer

Richard M. Wachterman, Secretary

Peter J. Ciliberti, Assistant Secretary

Transfer and Shareholder Servicing Agent

Boston Financial Data Services

Braintree, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

K&L Gates LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

About the Legg Mason Funds

Equity Funds American Leading Companies Trust Classic Valuation Fund Growth Trust Special Investment Trust U.S. Small-Capitalization Value Trust Value Trust	Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

Specialty Fund Opportunity Trust	The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Global Funds Emerging Markets Trust International Equity Trust Taxable Bond Funds Investment Grade Income Portfolio Limited Duration Bond Portfolio	Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Fund’s website at www.leggmason.com/individualinvestors.

Tax-Free Bond Fund Maryland Tax-Free Income Trust	The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s portfolio holdings, as filed on Form N-Q, by contacting the Fund at the appropriate phone number, address or website listed below. Additionally, the Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. For a free prospectus for this or any other Legg Mason Fund, visit www.leggmason.com/individualinvestors. Please read the prospectus carefully before investing.

Legg Mason Funds	Legg Mason Investor Services—Institutional
For Primary Class Shareholders	For R, FI and I Class Shareholders
c/o BFDS, P.O. Box 55214	c/o BFDS, P.O. Box 8037
Boston, MA 02205-8504	Boston, MA 02206-8037
800-822-5544	888-425-6432
www.leggmason.com/individualinvestors	www.lminstitutionalfunds.com

Legg Mason Investor Services, LLC, Distributor A Legg Mason, Inc. subsidiary

LMF-088/Q (11/08) TN08-3397